UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2018 (March 21, 2018)

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 21, 2018, the Board of Directors (the “Board”) of CTI BioPharma Corp. (the “Company”) approved the adoption of the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), to become effective on that date. The amendments effected within the Amended and Restated Bylaws:

•	Provide that each committee of the Board must have at least three members.

•	Provide that each director serving on a committee of the Board:

◦	meets the independence requirements of Listing Rule 5605 of the NASDAQ Stock Market’s Equity Rules;

◦
has not received, during the current calendar year or any of the three immediately preceding calendar years, remuneration, directly or indirectly, other than de minimis remuneration, as a result of service as, or compensation paid to an entity affiliated with the director that serves as: (A) an advisor, consultant, or legal counsel to the Corporation or to a member of the Corporation’s senior management; or (B) a significant customer or supplier of the Corporation;

◦	has no personal services contract(s) with the Corporation or any of its affiliates, or any of the Corporation’s executive officers;

◦	is not affiliated with a not-for-profit entity that receives significant contributions from the Corporation;

◦	has no interest in any investment that overlaps with an investment that the Corporation has (equity, debt or hybrid);

◦
during the current calendar year or any of the three immediately preceding calendar years, has not had any business relationship with the Corporation for which the Corporation has been required to make disclosure under Regulation S-K of the Securities Act of 1933, other than for service as a director or for which relationship no more than de minimis remuneration was received in any one such year; provided, however, that the need to disclose any relationship that existed prior to a director joining the Board shall not in and of itself render the director non-independent;

◦	is not employed by a public company at which an executive officer of the Corporation serves as a director;

◦	has not had any of the relationships described above, with any affiliate of the Corporation; and

◦	is not a member of the immediate family of any person described in subsections above.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of CTI BioPharma Corp., effective March 21, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: March 23, 2018	By:	/s/ David H. Kirske
David H. Kirske
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of CTI BioPharma Corp., dated March 21, 2018.